Preferred Stock	12 Months Ended
Dec. 31, 2012
Preferred Stock [Abstract]
Preferred Stock
(13) Preferred Stock

On January 9, 2009, the Company issued to the United States Department of the Treasury (Treasury), in exchange for aggregate consideration of $28.0 million, (i) 28,000 shares of the Company's Fixed Rate Cumulative Perpetual Preferred Stock, Series A, (the Preferred Stock), and (ii) a warrant (the Warrant) to purchase up to 500,000 shares (the Warrant Common Stock) of the Company's common stock.

The Preferred Stock qualifies as Tier 1 capital and pays cumulative cash dividends quarterly at a rate of 5 percent per annum for the first five years, and 9 percent per annum thereafter.  The Preferred Stock is nonvoting, other than class voting rights on certain matters that could adversely affect the Preferred Stock.  The Preferred Stock may be redeemed by the Company at the liquidation preference of $1,000 per share plus any accrued and unpaid dividends.  Accrued and unpaid dividends on the Preferred Stock must be declared and set aside for the benefit of the holders of the Preferred Stock before any dividend may be declared on common stock.

On February 13, 2012, the Company announced the suspension of dividends on the Preferred Stock.  At December 31, 2012, there were accumulated dividends in arrears of $1.61 million, approximately $57 per share, including related accrued interest.  The Company may defer dividend payments for up to an aggregate of six dividend periods, whether consecutive or not, without default or penalty under the terms of the agreement.  Failure to pay dividends for six periods would trigger board appointment rights for the holder of the Preferred Stock.

Upon receipt of the aggregate consideration from the Treasury on January 9, 2009, the Company allocated the $28,000,000 proceeds on a pro rata basis to the Preferred Stock and the Warrant based on relative fair values.  As a result, the Company allocated $27,220,000 of the aggregate proceeds to the Preferred Stock, and $780,000 was allocated to the Warrant.  The discount recorded on the Preferred Stock that resulted from allocating a portion of the proceeds to the Warrant is being accreted directly to retained earnings over a 5-year period applying a level yield.

The Warrant may be exercised on or before January 9, 2019 at an exercise price of $8.40 per share.  The Treasury may not exercise voting power with respect to any shares of Warrant Common Stock until the Warrant has been exercised.

As discussed in Note 24, Subsequent Event, the Preferred Stock was sold by the Treasury at public auction on January 29, 2013.